UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

OXFORD LANE CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	001-35041	27-2859071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 983-5275

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OXLC	The Nasdaq Global Select Market
7.50% Series 2023 Term Preferred Shares	OXLCO	The Nasdaq Global Select Market
6.75% Series 2024 Term Preferred Shares	OXLCM	The Nasdaq Global Select Market
6.25% Series 2027 Term Preferred Shares	OXLCP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2021, Oxford Lane Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters, in connection with the issuance and sale of $87.0 million aggregate principal amount of the Company’s 6.75% Notes due 2031 (the “Offering”), subject to the potential exercise of the underwriters’ option to purchase up to an additional $13.0 million total aggregate principal amount of notes. The closing of the Offering is expected to occur on March 16, 2021, subject to customary closing conditions.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333- 236574) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated March 9, 2021 and a final prospectus supplement dated March 9, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The description above is only a summary of the material provisions of the Underwriting Agreement and is qualified in its entirety by reference to a copy of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated March 9, 2021, between the Company and Ladenburg Thalmann & Co. Inc., as representative of the underwriters named in Schedule I thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Oxford Lane Capital Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Lane Capital Corp.

Date: March 11, 2021	By:	/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer, Corporate Secretary and Treasurer

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